UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	April 26, 2007
ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)
Delaware	0-16214	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1373 Broadway, Albany, New York		12204
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (518) 445-2200
None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

EXPLANATORY NOTE

The Company is filing this amendment to Form 8-K filed with the Securities and Exchange Commission on April 27, 2007, for the purpose of amending Exhibit 99.1 to correct clerical errors on the Account receivable, net and Note receivable lines.

Item 2.02. Results of Operations and Financial Condition.

On April 26, 2007, Albany International issued a news release reporting first quarter 2007 financial results. A copy of the news release is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being furnished herewith:
99.1 News release dated April 26, 2007 reporting first quarter 2007 financial results.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By: /s/ Michael C. Nahl

Name: Michael C. Nahl
Title: Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Date: April 27, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release dated April 26, 2007 reporting first quarter 2007 financial results.